UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 2, 2026

VIKING ACQUISITION CORP. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42927	86-1872510
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Third Avenue, 18th Floor New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 423-7931

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	VACI.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 par value	VACI	The New York Stock Exchange
Redeemable warrants, each full warrant exercisable for one Class A ordinary share at an exercise price of $11.50	VACI.WT	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 2, 2026, Viking Acquisition Corp. I, an exempted company limited by shares incorporated under the Laws of the Cayman Islands (“Viking” and, following the Continuation (as defined below), “New NorthStar”), held an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) in connection with its previously disclosed proposed business combination transaction (the “Business Combination”) described in (i) that certain Business Combination Agreement, dated as of April 16, 2026 (as amended by Amendment No. 1 to Business Combination Agreement, dated as of May 15, 2026, and Amendment No. 2 to Business Combination Agreement, dated as of July 15, 2026, and as may be further amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among Viking, Viking’s wholly owned subsidiary, Viking NS Amalgamation Corp., a corporation existing under the Canadian Corporate Statute (“NewCo”), and NorthStar Earth & Space Inc., a corporation existing under the Canadian Corporate Statute (“NorthStar”), and (ii) Viking’s definitive proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) on, and mailed to Viking shareholders on or about, August 12, 2026 (the “Definitive Proxy Statement/Prospectus”).

Each proposal (individually a “Proposal” and, collectively, the “Proposals”) voted upon at the Extraordinary General Meeting and the relating voting results are set forth below. Each Proposal voted on at the Extraordinary General Meeting is described in detail in the Definitive Proxy Statement/Prospectus.

As of the close of business on August 3, 2026, the record date for the Extraordinary General Meeting, there were 31,326,667 ordinary shares of Viking issued and outstanding and entitled to vote at the Extraordinary General Meeting, consisting of 23,660,000 Class A ordinary shares, par value $0.0001 per share, of Viking (each, a “Viking Class A Ordinary Share”), and 7,666,667 Class B ordinary shares, par value $0.0001 per share, of Viking (each, a “Viking Class B Ordinary Share”).

A total of 22,280,919 shares, representing approximately 71.12% of the shares entitled to vote, was present in person or by proxy at the Extraordinary General Meeting, constituting a quorum. Capitalized terms used herein that are not otherwise defined have the meaning set forth in the Definitive Proxy Statement/Prospectus.

The following Proposals were submitted to and approved by the Viking shareholders at the Extraordinary General Meeting:

Proposal No. 1 – The Continuation Proposal

To consider and vote upon a proposal to approve, by Special Resolution, the continuance of Viking as a corporation existing under the Canada Business Corporations Act (the “CBCA”) and the adoption of the Proposed Bylaws, in accordance with the applicable provisions of the Cayman Islands Companies Act (As Revised) (the “Companies Act”) and the CBCA (the “Continuation”). The Continuation Proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
20,358,376	1,173,543	749,000	N/A

Proposal No. 2 – The Business Combination Proposal

To consider and vote upon a proposal to approve, by Special Resolution, the Business Combination Agreement, and approve the transactions contemplated thereby and by the other Transaction Documents (as defined in the Business Combination Agreement), including the Business Combination. The Business Combination Proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
20,358,376	1,173,543	749,000	N/A

Proposal No. 3 - The Advisory Organizational Documents Proposals

To consider and vote upon four separate governance proposals to approve, in each case by way of Ordinary Resolution and on a non-binding and advisory basis only, certain material changes between the Viking Articles and the New NS Organizational Documents, which are being presented in accordance with SEC guidance and to give Viking shareholders the opportunity to present their separate views on important corporate governance procedures, specifically the following subproposals:

3A.	A proposal to provide that under the New NS Organizational Documents, the authorized share capital of New NorthStar would change from the existing (i) 200,000,000 Viking Class A Ordinary Shares, (ii) 20,000,000 Viking Class B Ordinary Shares, and (iii) 1,000,000 preference shares of a nominal par value of $0.0001 each, to (1) an unlimited number of New NS Common Shares; and (2) an unlimited number of preferred shares, issuable in series, of which none will be outstanding (the “Authorized Capital Proposal”). The Authorized Capital Proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
18,124,970	3,406,949	749,000	N/A

3B.	A proposal to provide that under the Proposed Bylaws, the requisite quorum for a meeting of shareholders would be reduced from (x) one or more shareholders holding at least a majority of the paid up voting share capital present in person or by proxy and entitled to vote at that meeting to (y) holders of at least 25% of the shares entitled to vote at the meeting being present in person or represented by proxy at the meeting, and at least two persons entitled to vote at the meeting being actually present at the meeting or represented by proxy (the “Quorum Proposal”). The Quorum Proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
19,675,005	1,856,914	749,000	N/A

3C.	A proposal to provide that the Proposed Bylaws would include an advance notice provision that requires a shareholder to provide notice to New NorthStar in advance of a meeting of shareholders should such shareholder wish to nominate a person for election to the board of directors (the “Advance Notice Proposal”). The Advance Notice Proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
19,675,105	1,856,914	748,900	N/A

3D.	A proposal to provide that the proposed New NS Organizational Documents would not include provisions relating to the Viking Class B Ordinary Share, the Viking IPO, Sponsor, the initial business combination and other related matters (the “Other Matters Proposal”). The Other Matters Proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
19,675,005	1,856,914	749,000	N/A

Proposal No. 4 - The NYSE Proposal

To consider and vote upon a proposal to approve, by Ordinary Resolution, for purposes of complying with the applicable listing rules of The NYSE Stock Market LLC (“NYSE”), the issuance of New NS Common Shares in connection with the Business Combination. The NYSE Proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
20,358,376	1,173,543	749,000	N/A

Proposal No. 5 - The Incentive Plan Proposal

To consider and vote upon a proposal to approve, by Ordinary Resolution, the issuance of New NS Common Shares pursuant to the 2026 Long-Term Incentive Plan. The Incentive Plan Proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
19,175,005	2,356,914	749,000	N/A

Proposal No. 6 - The Director Election Proposal

To consider and vote upon a proposal to elect, by Ordinary Resolution, eight directors pursuant to the Plan of Arrangement, being Stewart Bain, Beth Michelson, Charles Sirois, Paul Pizzani, Philipp von Girsewald, Bob Reeves, Denis Sirois and Kim Crider effective upon the Closing, to hold office on the New NS Board until the close of the next annual meeting of shareholders of New NorthStar or until such directors’ successors have been duly elected or appointed, or until such directors’ earlier death, resignation, removal or disqualification. The Director Election Proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
20,358,386	1,173,533	749,000	N/A

Proposal No. 7 - The Adjournment Proposal

If put to Viking shareholders for a vote, a proposal to approve, by Ordinary Resolution, the adjournment of the Extraordinary General Meeting (i) to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there were insufficient votes for, or otherwise in connection with, the approval of the foregoing proposals or (ii) if the board of directors of Viking had determined before the Extraordinary General Meeting that it was not necessary or no longer desirable to proceed with the Proposals (the “Adjournment Proposal”).

As there were sufficient votes to approve the Continuation Proposal, Business Combination Proposal, each of the Advisory Organizational Documents Proposals, the NYSE Proposal, the Incentive Plan Proposal, and the Director Election Proposal, the Adjournment Proposal was not presented to Viking shareholders.

Item 8.01 Other Events.

In connection with the Extraordinary General Meeting, Viking shareholders submitted preliminary requests to redeem Viking Class A Ordinary Shares for a pro rata portion of the funds in Viking’s trust account. As of September 2, 2026, 22,171,711 Viking Class A Ordinary Shares have submitted a request to redeem. These preliminary requests remain subject to withdrawal or reversal with Viking’s consent prior to the Closing of the Business Combination. The Closing of the Business Combination remains subject to the satisfaction or waiver of applicable closing conditions, including the receipt of approval for listing on NYSE, and may not occur. Accordingly, the final number of Viking Class A Ordinary Shares to be redeemed, the aggregate redemption payment, the per-share redemption price, the proceeds remaining in Viking’s trust account, Viking’s post-closing cash and the post-closing public float cannot be determined until the Closing. Viking intends to disclose the final redemption results promptly following the Closing.

* * *

Additional Information and Where to Find It

In connection with the proposed Business Combination, Viking filed with the SEC a registration statement on Form F-4 (as amended, the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), which included a prospectus with respect to Viking’s securities to be issued in connection with the proposed Business Combination and a proxy statement distributed to holders of Viking’s Class A Ordinary Shares in connection with Viking’s solicitation of proxies for the vote by Viking’s shareholders with respect to the proposed Business Combination and other matters described in the Registration Statement (the “Proxy Statement”). The SEC declared the Registration Statement effective most recently on August 31, 2026. On August 12, 2026, Viking filed the Definitive Proxy Statement/Prospectus with the SEC and mailed copies to Viking’s shareholders as of the record date to vote on the proposed Business Combination and other matters described in the Registration Statement. Investors and securityholders of Viking and NorthStar are urged to read the Registration Statement and the Proxy Statement, and any amendments or supplements thereto, as well as all other relevant materials filed or that will be filed with the SEC in connection with the proposed Business Combination as they become available because they contain important information about NorthStar, Viking and the proposed Business Combination. Investors and securityholders may obtain free copies of the Registration Statement, the Proxy Statement and all other relevant documents filed or that will be filed with the SEC by Viking through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by Viking may be obtained free of charge from Viking’s website at www.vikingspac.com or by directing a request to Viking Acquisition Corp. I, Attn: Corporate Secretary, 900 Third Avenue, 18th Floor, New York, NY 10022. The information contained on, or that may be accessed through, the websites referenced in this document is not incorporated by reference into, and is not a part of, this document.

Participants in the Solicitation

Viking, NorthStar and their respective directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitations of proxies from Viking’s shareholders in connection with the proposed Business Combination. For more information about the names, affiliations and interests of Viking’s directors and executive officers, please refer to the final prospectus from Viking’s initial public offering, which was dated October 30, 2025 and filed with the SEC on October 31, 2025 (the “IPO Prospectus”) and the Registration Statement, Definitive Proxy Statement/Prospectus and other relevant materials filed or to be filed with the SEC in connection with the proposed Business Combination when they become available. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, which may, in some cases, be different than those of Viking’s shareholders generally, will be included in the Registration Statement and the Definitive Proxy Statement/Prospectus, when they become available. Shareholders, potential investors and other interested persons should read the Registration Statement and the Definitive Proxy Statement/Prospectus carefully, when they become available, before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This document shall not constitute a “solicitation” as defined in Section 14 of the Exchange Act. This document shall not constitute an offer to sell or exchange, the solicitation of an offer to buy or a recommendation to purchase, any securities, or a solicitation of any vote, consent or approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. No offering of securities in the proposed Business Combination shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity; financing and other business milestones; potential benefits of the proposed Business Combination and other related transactions; and expectations relating to the proposed Business Combination and other related transactions. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of NorthStar’s and Viking’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by an investor as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of NorthStar and Viking. These forward-looking statements are subject to a number of risks and uncertainties, including but not limited to changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the proposed Business Combination and other related transactions, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions (such as any SEC statements or enforcements or other actions relating to SPACs) that could adversely affect New NorthStar or the expected benefits of the proposed Business Combination and other related transactions; failure to obtain approval for listing on NYSE; failure to realize the anticipated benefits of the proposed Business Combination and other related transactions; ability to successfully consummate the PIPE Financing, or obtain additional financing; ability to attract and retain qualified personnel; global economic and political conditions; the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; legal and regulatory changes; the outcome of any legal proceedings that may be instituted against Viking or NorthStar related to the proposed Business Combination; the effects of competition on NorthStar’s future business; and the amount of redemption requests made by Viking shareholders. Additional risks related to NorthStar’s business include, but are not limited to: The development of advanced data analytics services is complex, and delays could adversely affect NorthStar’s business and prospects; NorthStar may be unable to adequately control the costs associated with its operations and the components necessary to develop and commercialize its data analytics technology; NorthStar may not accurately estimate future supply and demand for its analytics services, leading to inefficiencies and hindering its ability to generate revenue and profits; NorthStar’s expectations and targets regarding technical, pre-production, and production objectives depend on assumptions and analyses that may prove incorrect, affecting milestone achievement; if NorthStar’s existing customers do not continue to purchase its analytics services, its revenue and results of operations would be adversely impacted; NorthStar is an early-stage company with a history of financial losses and expects to incur significant expenses and continuing losses from operations; NorthStar’s business plan has yet to be tested, and it may not succeed in executing on its strategic plans, including commercialization; NorthStar relies heavily on its intellectual property portfolio. If it is unable to protect its intellectual property rights, its business and competitive position would be harmed; NorthStar may need to defend itself against intellectual property infringement claims, which may be time-consuming and could cause it to incur substantial costs or limit its ability to use certain technology; governmental trade controls, including export and import controls, sanctions, customs requirements and related regimes, could subject NorthStar to liability or loss of contracting privileges, limit its ability to transfer technology or compete in certain markets and affect its ability to hire qualified personnel; and changes in U.S., Canadian and foreign government policy, including the imposition of or increases in tariffs and changes to existing trade agreements, could have a material adverse effect on global economic conditions and NorthStar’s business, financial condition, results of operations and prospects. Additional risks related to Viking include those factors set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Definitive Proxy Statement/Prospectus, and in those documents that Viking has filed, or will file, with the SEC.

If any of these risks materialize or Viking’s or NorthStar’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Viking nor NorthStar presently know or that Viking and NorthStar currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Viking’s and NorthStar’s expectations, plans, or forecasts of future events and views as of the date of this Current Report on Form 8-K and are qualified in their entirety by reference to the cautionary statements herein. Viking and NorthStar anticipate that subsequent events and developments will cause Viking’s and NorthStar’s assessments to change. These forward-looking statements should not be relied upon as representing Viking’s and NorthStar’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither Viking, NorthStar nor any of their respective affiliates undertake any obligation to update these forward-looking statements, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIKING ACQUISITION CORP. I

	By:	/s/ Håkan Wohlin
	Name:	Håkan Wohlin
	Title:	Chief Executive Officer

Dated: September 2, 2026